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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2003

WITNESS SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29335 (Commission File Number)	23-2518693 (I.R.S. Employer Identification No.)
300 Colonial Center Parkway Roswell, GA 30076 (Address of principal executive offices)

(770) 754-1900
(Registrant's telephone number, including area code)

ITEM 7. Financial Statements and Exhibits

(c)
Exhibits

99.1
Press Release dated May 5, 2003

ITEM 9. Regulation FD Disclosure (Information provided under Item 12—Results of Operations and Financial Condition)

The following information is being provided under Item 12—Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release Nos. 33-8216 and 34-47583. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

On May 5, 2003, Witness Systems, Inc. issued a press release to report its first quarter 2003 results. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 5, 2003	WITNESS SYSTEMS, INC.
	By:	/s/ WILLIAM F. EVANS WILLIAM F. EVANS EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by Witness Systems, Inc. on May 5, 2003.

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  ITEM 7. Financial Statements and Exhibits
  ITEM 9. Regulation FD Disclosure (Information provided under Item 12—Results of Operations and Financial Condition)
SIGNATURE
Exhibit Index